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                                  EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-3 of eBay Inc., of our report dated June 11, 2001 with respect to the consolidated financial statements of iBazar S.A. at December 31, 2000 and 1999, and for the years then ended, which appear in exhibit 99.1 of Form 8-K/A, File No. 000-24821.


Paris, France                            /s/ Ernst & Young Audit
August 23, 2001